UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2016

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run
Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.  Entry Into a Material Definitive Agreement.

On December 5, 2016, Onconova Therapeutics, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with FBR Capital Markets & Co. (“FBR” or the “Agent”) to create an at-the-market equity program under which the Company from time to time may offer and sell shares of its common stock, par value $0.01 per share, having an aggregate offering price of up to $3,475,000 (the “Shares”) through FBR.

Subject to the terms and conditions of the Sales Agreement, FBR will use its commercially reasonable efforts to sell the Shares from time to time, based upon the Company’s instructions. The Company has provided the Agent with customary indemnification rights, and the Agent will be entitled to a commission at a fixed commission rate in an amount equal to 3.0% of the aggregate gross proceeds per Share sold.

Sales of the Shares, if any, under the Sales Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made by means of ordinary brokers’ transactions, including on The NASDAQ Global Market, at market prices or as otherwise agreed with the Agent. The Company has no obligation to sell any of the Shares and may at any time suspend offers under the Sales Agreement or terminate the Sales Agreement.

This description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

The Shares to be sold under the Sales Agreement, if any, will be issued and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No 333-199219), previously filed with the Securities and Exchange Commission (“SEC”) on October 8, 2014 and declared effective by the SEC on November 20, 2014. A prospectus supplement related to the Company’s at-the-market equity program was filed with the SEC. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The legal opinion and consent of Pepper Hamilton LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Legal Opinion of Pepper Hamilton LLP
10.1	At Market Issuance Sales Agreement, dated December 5, 2016, between the Company and FBR Capital Markets & Co.
23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2016	Onconova Therapeutics, Inc.

	By:	/s/ Mark Guerin
Name: Mark Guerin
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Legal Opinion of Pepper Hamilton LLP
10.1	At Market Issuance Sales Agreement, dated December 5, 2016, between the Company and FBR Capital Markets & Co.
23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1)